UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 9, 2019

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia			001-08918	58-1575035
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

303 Peachtree Street, N.E.,	Atlanta,	GA		30308
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code:	(800)	786-8787

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock	STI	New York Stock Exchange
Perpetual Preferred Stock, Series A (1)	STI PRA	New York Stock Exchange
Perpetual Preferred Stock, Series B (2)	STI/PRI	New York Stock Exchange
(1) Depositary Shares, Each Representing a 1/4000th Interest in a Share of Perpetual Preferred Stock, Series A.
(2) 5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities of SunTrust Preferred Capital I (representing interests in shares of Perpetual Preferred Stock, Series B).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 9, 2019, the Board of Directors of SunTrust Banks, Inc. (the “Company”) appointed Linnie M. Haynesworth as a director of the Company, effective immediately. The Company issued a news release on the same day announcing the appointment, which the Company files as Exhibit 99.1 to this Current Report on Form 8-K and which is incorporated herein by reference. The Board has assigned Ms. Haynesworth to serve on its Governance and Nominating Committee and its Risk Committee. Ms. Haynesworth will receive compensation in accordance with the Company's standard compensation arrangements for non-employee directors, which consist of an annual cash retainer of $90,000 paid in four installments and, following the Company's annual meeting of shareholders, a grant of restricted stock or restricted stock units, at the director's election, having a value of $140,000 on the date of grant, which vests upon the earlier of one year from the date of grant or the next annual meeting of shareholders.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated October 9, 2019.

101	Interactive Data File in Inline XBRL format (embedded within the Inline XBRL document of this Form 8-K).

104	Cover Page Interactive Data File in Inline XBRL format (included in Exhibit 101 to this Form 8-K).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date:	October 9, 2019	By: /s/ Curt Phillips
Curt Phillips, Senior Vice President, Assistant General Counsel and Assistant Corporate Secretary